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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K/A


     The original 8-K has been amended by this 8-K/A to correct the header information under which the original 8-K has been filed. The contents of this 8-K/A are identical to the contents of the original 8-K, except that the original 8-K was filed using item numbers 4 and 7 in the header information and this 8-K/A uses item numbers 5 and 7 in the header information.



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 7, 2001
                                                         ----------------


                   Bear Stearns Asset Backed Securities, Inc.
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                 (Exact name of registrant specified in Charter)

Delaware                        333-56242                13-3836437
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(State or other                (Commission)              (IRS Employer
jurisdiction of                File Number)            Identification No.)
incorporation)


        245 Park Avenue
         New York, NY                                       10167
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(Address of principal executive offices)                  Zip Code


           Registrant's telephone, including area code: (212) 272-4095


                                 Not Applicable
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         (Former name and former address, if changed since last report)


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ITEM 5.  Other Events

Filing of Computational Materials

         In connection with the proposed offering of the Bear Stearns Asset Backed Securities, Inc., ABFS Mortgage Loan Trust 2001-4, Mortgage-Backed Notes, Series 2001-4 (the "Notes"), Bear, Stearns & Co. Inc., as the underwriter (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although Bear Stearns Asset Backed Securities, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean the Series 2001-4 term sheet, computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1.



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ITEM 7.  Financial Statements and Exhibits

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:

              99.1 The ABFS Mortgage Loan Trust 2001-4 Computational Materials, filed on Form 8-K dated December 7, 2001



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BEAR STEARNS ASSET BACKED SECURITIES, INC.
                                    ------------------------------------------
                                    as Depositor and on behalf of
                                      ABFS Mortgage Loan Trust 2001-4
                                      Registrant

Date:  December 13, 2001

                                            By: /s/ JONATHAN LIEBERMAN
                                                -------------------------------
                                                Name: Jonathan Lieberman
                                                Title: Senior Managing Director





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                                INDEX TO EXHIBITS


                                                               Paper (P) or
Exhibit No.      Description                                  Electronic (E)
-----------      -----------                                  --------------

(99.1)           The ABSF Mortgage Loan Trust 2001-4            P
                 Computational Materials, filed on
                 Form 8-K dated December 7, 2001